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                                                                Exhibit 23.2

                CONSENT OF INDEPENDENT REGISTERED CERTIFIED
                             PUBLIC ACCOUNTANTS

We consent to the reference to our report dated February 20, 2004, with respect to the financial statements of Bonita Bay Holdings, Inc. in the Registration Statement (Form S-1) and related Prospectus of Prestige Brands Holdings, Inc. for the registration of its common stock.

/s/ Ernst & Young LLP

Tampa, Florida
February 7, 2005